EXHIBIT 99.(z)(1)

Item 27(a)

Van Kampen U.S. Government Trust
Van Kampen U.S. Mortgage Fund
Van Kampen Tax Free Trust
Van Kampen Insured Tax Free Income Fund
Van Kampen Strategic Municipal Income Fund
Van Kampen California Insured Tax Free Fund
Van Kampen Municipal Income Fund
Van Kampen Intermediate Term Municipal Income Fund
Van Kampen New York Tax Free Income Fund
Van Kampen Trust
Van Kampen Core Plus Fixed Income Fund
Van Kampen Managed Short Term Income Fund*
Van Kampen Equity Trust
Van Kampen Agressive Growth Fund
Van Kampen Asset Allocation Conservative Fund
Van Kampen Asset Allocation Moderate Fund
Van Kampen Asset Allocation Growth Fund
Van Kampen Core Equity Fund
Van Kampen Disciplined Small Cap Value Fund
Van Kampen Leaders Fund
Van Kampen Mid Cap Growth Fund
Van Kampen Select Growth Fund
Van Kampen Small Company Growth Fund*
Van Kampen Small Cap Growth Fund
Van Kampen Small Cap Value Fund
Van Kampen Utility Fund
Van Kampen Value Opportunities Fund
Van Kampen Equity Trust II
Van Kampen American Franchise Fund
Van Kampen International Advantage Fund
Van Kampen International Growth Fund
Van Kampen Equity Premium Income Fund
Van Kampen Technology Fund
Van Kampen Pennsylvania Tax Free Income Fund
Van Kampen Tax Free Money Fund
Van Kampen Senior Loan Fund
Van Kampen Comstock Fund
Van Kampen Corporate Bond Fund
Van Kampen Strategic Growth Fund
Van Kampen Enterprise Fund
Van Kampen Equity and Income Fund
Van Kampen Exchange Fund
Van Kampen Limited Duration Fund
Van Kampen Government Securities Fund
Van Kampen Growth and Income Fund
Van Kampen Harbor Fund
Van Kampen High Yield Fund
Van Kampen Life Investment Trust on behalf of its series
Aggressive Growth Portfolio
Comstock Portfolio
Strategic Growth Portfolio
Enterprise Portfolio
Government Portfolio
Growth and Income Portfolio
Money Market Portfolio
Van Kampen Pace Fund
Van Kampen Real Estate Securities Fund
Van Kampen Reserve Fund
Van Kampen Tax Exempt Trust
Van Kampen High Yield Municipal Fund

Van Kampen Series Fund, Inc.
Van Kampen American Value Fund
Van Kampen Emerging Markets Debt Fund*
Van Kampen Emerging Markets Fund
Van Kampen Equity Growth Fund
Van Kampen Global Equity Allocation Fund
Van Kampen Global Value Equity Fund
Van Kampen Growth and Income Fund II*
Van Kampen Global Franchise Fund
Van Kampen Japanese Equity Fund*

*Funds that have not commenced investment operations.

Van Kampen Unit Trusts Series and Van Kampen Unit Trusts. Taxable Income Series (and Subsequent Trusts and Similar Series of Trusts)

Van Kampen Unit Trusts. Municipal Series (and Subsequent Trusts and Similar Series of Trusts)

Investors’ Quality Tax-Exempt Trust Series 1 and Subsequent Series

Tax-Exempt Trust For Various State Residents